UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 28, 2019 (May 22, 2019)
Insperity, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13998	76-0479645
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
19001 Crescent Springs Drive
Kingwood, Texas 77339
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (281) 358-8986

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. []

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2019, the Board of Directors of Insperity, Inc. promoted A. Steve Arizpe to the position of President and Chief Operating Officer. Prior to his promotion, Mr. Arizpe, age 61, served as Executive Vice President of Client Services and Chief Operating Officer since August 2003. He joined Insperity in 1989 and has served in a variety of roles, including Houston Sales Manager, Regional Sales Manager, and Vice President of Sales. Prior to joining Insperity, Mr. Arizpe served in sales and sales management roles for NCR Corporation and Clarke-American. He has also served as a director of the Texas Chapter of the National Association of Professional Employer Organizations (NAPEO). Mr. Arizpe graduated from Texas A&M University in 1979, earning his degree in Business Management. Please see Insperity's proxy statement for its 2019 annual meeting of stockholders that was filed on April 15, 2019 under the heading "Certain Relationships and Related Transactions" for additional information concerning Mr. Arizpe, which information is incorporated herein by reference. Mr. Arizpe's compensation did not change as a result of the promotion.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 22, 2019, Insperity held its 2019 Annual Meeting at its corporate headquarters in Kingwood, Texas. The results of the matters submitted to a vote of the stockholders at the 2019 Annual Meeting were as follows:

(i)	To elect the persons named below as Class III directors for a term expiring at the 2022 annual meeting of stockholders:

Director	For	Against	Abstain	Broker Non-Votes

Randall Mehl	31,223,275	474,414	51,305	5,238,138
John M. Morphy	30,791,019	892,938	65,038	5,238,138
Richard G. Rawson	30,722,332	959,227	67,435	5,238,138

(ii)	To cast an advisory vote to approve the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes

30,804,431	885,843	58,720	5,238,138

(iii)	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019:

For	Against	Abstain

35,920,379	1,024,843	41,911

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPERITY, INC.

By:    /s/ Daniel D. Herink
Daniel D. Herink
Senior Vice President of Legal, General Counsel and Secretary

Date:    May 28, 2019